HELMERICH & PAYNE, INC. Meetings with Investors September 2019 Data as of 9/4/2019 unless otherwise noted.

Forward‐Looking Statements Forward Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expect," "look forward to," "anticipate" "intend," "plan," "believe," "seek," "estimate," "will," "project" or words of similar meaning or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, market share, income, effective tax rate, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 in the sections entitled "Risk Factors“ and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. You may get such filings for free at our website at https://www.hpinc.com/. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Market and Industry Data The data included in this presentation regarding the oil field services industry, including trends in the market and the company's position and the position of its competitors within this industry, are based on the company's estimates, which have been derived from management's knowledge and experience in the industry, and information obtained from customers, trade and business organizations, internal research, publicly-available information, industry publications and surveys and other contacts in the industry. The company has also cited information compiled by industry publications, governmental agencies and publicly-available sources. Although the company believes these third-party sources to be reliable, it has not independently verified the data obtained from these sources and it cannot assure you of the accuracy or completeness of the data. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain and the company cannot assure you that it is accurate. Accordingly, you should not place undue weight on the industry and market share data presented in this presentation. © HELMERICH & PAYNE, INC. 2019 1

H&P Investment Thesis  Industry Leader in U.S. Land Drilling • FlexRig® Fleet Poised for Continued Market Share Gains • Most Capable and Uniform Fleet  Outperformed OSX in 8 Out of Last 10* Years • Consistent Operational Excellence (Safety, Customer Satisfaction, Reliability) • Financial Position and Strength • Technology and Innovation Leader  Financial Discipline • Invest capital wisely • Maintain flexible balance sheet • Return cash to shareholders • $1.3 billion in U.S. term revenue backlog; ~67% of fleet on term contracts  Unique Financial Profile • 48 Years of Increasing Dividends; Strong Yield • Member of S&P 500 (1 of 6 in the oilfield service sector) • Investment grade rating (BBB+; 1 of 6 in the oilfield service sector) * Source: Bloomberg, based on annual performance of H&P stock compared to the annual performance of the OSX index. © HELMERICH & PAYNE, INC. 2019 2

H&P Today  Founded in 1920, H&P is the industry’s most trusted drilling partner. Committed to operational excellence and conservative financial discipline, H&P is the recognized industry leader in drilling as well as technological innovation.  We are a global drilling company based in Tulsa, OK with operations in all major U.S. onshore basins as well as in South America and the Middle East.  H&P operates in 4 segments (% of Revenue): • U.S. Land ~86%; market leader, poised for continued growth • International Land ~8%; opportunistic growth • Offshore ~5%; cash flow generator • H&P Technology ~1%; enhancing value proposition, early growth stage  Our unique integrated business model (designing, building/upgrading and operating fleet) provides the best value solution for customers.  Software acquisitions focused on wellbore quality and accuracy to meet the challenges of more complex wells.  Debt-to-cap ~ 11%; Dividend yld ~ 6% © HELMERICH & PAYNE, INC. 2019 3

H&P’s Winning Strategy Today’s Focus Points  Execute as the dominant U.S. land driller  Continue to lead industry in technology and innovation bringing value to customers  Grow international business opportunistically  Maintain cash flow generating offshore exposure  Maintain and build upon a solid financial foundation  Adapt to changing market conditions and make wise investments through the cycles © HELMERICH & PAYNE, INC. 2019 4

H&P Global Rig Fleet Rigs Rigs % Available Contracted(3) Contracted U.S. Land 299 200 67% AC Drive FlexRigs 297 200 67% Super-spec(1) 232 190 82% Upgradeable 45 5 11% Other 20 5 25% 3,000 hp SCR Rigs 2 0 0% International Land 31 18 58% Argentina(2) 20 16 80% Bahrain 2 2 100% Colombia 7 0 0% U.A.E 2 0 0% Offshore 8 6 75% Total Fleet 338 224 66% (1) See description of “super-spec” rig later in the slide deck. (2) Four of the 16 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. (3) Rig count as of 9/4/2019. © HELMERICH & PAYNE, INC. 2019 5

Competitive Benefits of Uniform Fleet  Uniform fleet creates adaptive environment to reach maximum efficiency for people, equipment and technology  Uniform fleet provides consistent and reliable operations in increasingly complex basins  Uniform fleet has greater scale than any competitor; ability to upgrade and deploy a total of 277 super-spec FlexRigs in a capital-efficient way without the need to over invest  Uniform fleet is efficient and cost advantageous • Crew training and rotation • Parts and supplies - standardized and readily available • Ability to anticipate, identify, control and remove exposures • Minimal downtime for super-spec upgrades, which improves drilling performance and provides higher quality wellbores (7500 psi, 3rd pumps, rack back capacity, etc.) • Center of Excellence provides 24/7 monitoring of rig operations  Uniform fleet supported by H&P-owned supply chain that provides standardized materials directly to rigs © HELMERICH & PAYNE, INC. 2019 6

Differentiated from Land Drilling Peers  Leading U.S. market share • Approximately 21%* of U.S. land fleet, ~40%* of super-spec fleet  Distinctively situated as the incremental supplier of super-spec rigs • Leveraging position in terms of super-spec supply and pricing  Uniquely positioned to provide E&P companies the rig of choice – “The Right Rig”  Uniform design of FlexRig fleet • Low upgrade/build cost • Fungible workforce • Lower maintenance cost and superior uptime • Safety leadership • Standardized FlexRig operating system provides a digital platform  Leading technology solutions for wellbore quality and placement • Technological-based subsidiaries providing value to customers and are available to all regardless of drilling contractor used  Most AC-drive experience with people, systems and support structures in place to drive high performance and reliability * Source: RigData, Company Filings © HELMERICH & PAYNE, INC. 2019 7

The Replacement Cycle Continues

AC Rigs Continue to be the Preferred Choice of Unconventional Drilling



Total # of Lower-48 Active Rigs
1,150
1,075
1,000
925
850
80%
78%
76%
74%
72%
% of Unconventional Wells Drilled with AC Rigs
YTD increase of ~600 bps
YTD decrease of ~220 rigs
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
L48 Active Rig Count (LHS)
% of Unconventional Wells Drilled with AC Rigs (RHS)

- Legacy style rigs (SCR & Mechanical) struggle to compete as well complexity increases; ~700 basis point **decrease** in market share during the last 12 months
- The percentage of AC rigs drilling unconventional wells has **increased** despite an overall decline in rig count
- Relative increase in the use of AC rigs drives overall industry **well efficiency**

High-grading of active rig fleets by E&Ps

	Mix of L48 Rigs Drilling Unconventional Wells		
	Sep-18	Jan-19	Sep-19
AC Rigs	72%	73%	79%
SCR Rigs	18%	17%	14%
Mechanical	10%	10%	7%
Total	100%	100%	100%

© HELMERICH & PAYNE, INC. 2019

8

Super-Spec Rigs More Resilient

Unconventional drilling is more efficient with, and often times requires, the use of super-spec rigs



Number of Active U.S. Land Rigs Drilling Unconventional Well Paths
1,050
900
750
600
450
300
150
0
Mech. Rigs
SCR Rigs
Other AC Rigs
Super-Spec Rigs (1)
AC rigs continue to displace legacy style rigs for unconventional drilling in U.S. Land
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19

- Super-spec rigs comprise ~60% of the total rigs drilling unconventional wells and ~80% of the AC-drive rigs working today
- The continual shift to AC-drive rigs and relative resilience of super-spec rigs bodes well for **H&P**
- **H&P's** share of the AC-drive market is over 1,100 basis points higher than the next largest drilling contractor

Source: RigData

(1) The number of super-spec rigs depicted here is the industry expanded definition that includes ≥ 1,500 hp and ≥ 750K lb. hookload rigs

© HELMERICH & PAYNE, INC. 2019

9

Evolving Commercial Model  As H&P demonstrates value creation through operations and safety, and makes investments in technologies and upgrades, the contract model terms must evolve to ensure a reasonable rate of return  Current dayrate model does not adequately compensate the industry for additional value being derived in well cost savings and productivity gains  Under current industry norms, incorporating more services into a rig dayrate model is a losing proposition in the long-term for land drillers  New pricing models being pursued by H&P for both FlexRig and technology offerings:  Performance-based contract – H&P and customer share value created based upon performance criteria; including participation in overall customer spread cost savings  Revenue per foot – H&P compensated for being more efficient  Lump sum – H&P assumes some of the risk/reward involved with drilling the well  Other – Variety of contract types being piloted with select customers © HELMERICH & PAYNE, INC. 2019 10

Leading U.S. Unconventional Driller Resource Play (# Rigs, Market Share) (4, 90%) (5, 17%) (1, 7%) 9 (7, 18%) (9, 17%) (10, 20%) 5 1 7 4 (21, 31%) (111, 25%) 21 111 10 32 (32, 42%)  Leading market share in the 3 most active U.S. basins,  Broad exposure to U.S. unconventional basins evidence of strong customer demand for H&P FlexRigs  Well positioned and able to quickly respond to changes in  Diversified customer base with ~70 customers (of which basin demand approximately 60% of active FlexRigs are working for customers with investment grade credit ratings) * Source: RigData and Company Filings © HELMERICH & PAYNE, INC. 2019 11

Strong Returns and Market Share Growth



Lower-48 Market Share
25%
20%
15%
10%
5%
0%
Market Share (Oct-14 Peak Rig Count)
Market Share (Sept-19)
10/14 09/19
10/14 09/19
10/14 09/19
10/14 09/19
HP
PTEN*
NBR
PDS

- **HP**
  - Increased Market Share
  - Returned ~$1.5B of Capital through Dividends/Buybacks
- **PTEN***
  - Maintained Market Share*
  - Returned ~$0.5B of Capital through Dividends/Buybacks
- **NBR**
  - Maintained Market Share
  - Returned ~$0.4B of Capital through Dividends/Buybacks
- **PDS**
  - Increased Market Share
  - Returned ~$0.1B of Capital through Dividends/Buybacks

- **H&P** has a higher quality of earnings with a greater number of super-spec rigs that are in demand
- Unmatched competitive edge – largest super-spec and upgradeable rig fleet in the industry
- Capital stewardship evident over time with **H&P** making better investments in its fleet and returning cash to shareholders
  - **H&P** has returned **1.4x** the amount of capital to shareholders than the next 3 largest competitors combined from 2014 to today

* Values for PTEN include rigs acquired from Seventy Seven Energy (SVNT)
** Relates to legacy mechanical and SCR rigs - Source: Company Filings

© HELMERICH & PAYNE, INC. 2019

12

Super-Spec and Upgradable Utilization

Super-Spec Specifications

- AC drive
- 1,500 hp drawworks
- 750,000 lb hookload rating
- 7,500 psi mud circulating system
- Multiple-well pad capable
- Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc. may also be included to meet customer requirements

Industry Super-Spec Utilization



Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks And 750k lb. Hookload
0
100
200
300
400
500
600
700
Idle
Active
84% Utilization
44% Utilization
76% Utilization
H&P ~ 50%
H&P ~ 40%
Super-Spec*
Super-Spec Upgradable*
Total
September 2019

* AC drive FlexRigs with 1,500 hp drawworks and 750,000lb hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as "Super-Spec Upgradable") can be upgraded to include these two capabilities.
Source: The above estimates corresponding to "Super-Spec" rig count are derived from multiple sources including RigData.

© HELMERICH & PAYNE, INC. 2019

13

Super-Spec Upgrade Program

H&P's Super-Spec Upgrades

- Upgrades provide foundation for significant cash flow generation
- **H&P** has invested capital to grow the fleet size of its super-spec rigs faster and larger than competitors
- **Over 40%** super-spec market share with 232 super-spec rigs
- Most upgradeable rigs available at **low-cost**
- Cost of upgrades: ~$2-$3 million skidding: ~$6-$7 million walking conversions
  - Upgrades done for term contracts
- Active super-spec fleet generates substantial amount of free cash flow ($5,000 - $6,000 per day per rig)
  - Cash generated available for long-standing dividend and other capital allocation



H&P's Super-Spec Rigs
250
225
200
175
150
125
100
75
50
25
0
FY15
FY16
FY17
FY18
FY19E
Newbuild super-spec FlexRigs
Incremental super-spec upgrade during quarter
Cumulative super-spec upgraded rigs

Note: Free cash flow per rig per day calculated as: Revenue – Opex – SG&A – interest – maintenance capex

Source: RigData and Company Filings

© HELMERICH & PAYNE, INC. 2019

14

HPT – Helmerich & Payne Technologies

Adding Value Through Automation: Wellbore Quality, Accuracy & Efficiency

H&P Technologies develops, promotes and commercializes software technology offerings that create a compelling value opportunity for E&P companies

MOTIVE® DRILLING TECHNOLOGIES	➢ Motive's Bit Guidance System® helps to enable drilling of higher **quality** wellbores with a scalable, repeatable, data driven platform approach
MagVAR®	➢ MagVAR solution increases surveying **accuracy** by 50-60%, contributes to increased horizontal well economics while reducing risk
FlexApps™	➢ FlexApps are software applications that layer on top of our **FlexRig** drilling control systems and provide for machine-human collaboration during the drilling process to improve **efficiency**
AutoSlide℠	➢ AutoSlide solution utilizes **machine learning** and **automation** to interface with **FlexRig** control systems to perform slide drilling automatically via computer control (vs. traditional human control)

All technologies priced separately from dayrate. Motive and MagVAR are rig agnostic, FlexApps and AutoSlide currently available on **H&P** rigs only.

15

Traditional Directional Drilling Challenges Wellbore Quality Without Motive With Motive  Well Design Difficult to Achieve  Improved Accuracy • Poor drilling accuracy • Well drilled to plan • Missed targets/pay zones • Higher production Planned Without MOTIVE Trajectory MOTIVE Result  Inconsistent Practices  Repeatable Results • Increased tortuosity  Decreased tortuosity • Poor hole quality  Better hole quality • Low rate of penetration  Less drilling time • Completion issues  Smoother completion  Human Made Drilling Decisions  Reduces Human Error • Directional driller errors  Converting Art to Science  Allows de-manning at the  Elevated Lifting Costs rig site • Lower returns  Decreased Lifting Costs  Downhole Tool Failures  Improved returns  Fewer Tool Failures 16

Wellbore Quality Matters
Tortuosity Adversely Affects Overall Well Economics

Tortuosity is the amount of bends and twists in a well often referred to as doglegs; unwanted tortuosity is detrimental to well economics.

- Tortuosity increases pipe fatigue and downhole tool wear and failure
  - Increases drag when drilling and running casing
  - Increases drill-string fatigue when rotating
  - Reduces buckling resistance in drill pipe
  - Impedes hole cleaning while drilling
- Tortuosity compromises quality and consistency
  - Compromises cement job quality
  - Causes variations in cross section
  - Reduces frac quality and increases frac costs
- Tortuosity leads to adverse economics
  - Adversely affects production rate and quality
  - Compromises survey and geological modelling accuracy
  - Makes geo-steering more uncertain

Motive's Bit Guidance System and AutoSlide can reduce tortuosity, which leads to improved well returns.



Rotating drill string in casing generating wear at various orientations



17

MagVAR Survey Correction Wellbore Accuracy Why is Wellbore Placement Critical?  Reservoir: Directly impacts well performance by increasing the reservoir volume exposed to stimulation; optimal drainage, more frac wings  Completions: improving hydraulic communication, reduce parent/child interference  Geology: better mapping improves prospectivity  Regulatory: greater confidence wells are within boundaries  Drilling: reduced collision risk for future in-fill drilling  Improved performance at reduced risk (enhanced returns):  Reserve adds With MagVAR Without MagVAR  Recovery factor Optimal Spacing Survey Error Leads  Production to Inaccuracy  Lower F&D/boe Frac Collisions Stranded Hydrocarbon Pay zone illustration courtesy of Pioneer Natural Resources F&D/boe = finding and development cost per barrel of oil equivalent 18

FlexApps™
Enhancing Well Efficiency


FlexGuide
FlexServices
FlexTorque
FlexConnect
FlexOscillator 2.0
FlexB2D
FlexDrill
FlexRig

Customers can choose any, combination of, or all of these new software applications that layer on top of our FlexRig digital control systems.

FlexApps (software as a service offered through **HPT**):

- **FlexTorque™** hardware and software designed to decrease downhole drilling vibrations leading to increased drilling efficiencies and increased bit and downhole tool life.
- **FlexConnect™** software optimizes slip-to-slip connection time, which reduces nonproductive time and improves rig performance consistency.
- **FlexOscillator 2.0™** rig control software automates drill string rotation, which reduces downhole drag and the potential for stuck pipe.
- **FlexB2D™** improves efficiency and connection times while also maximizing bit/BHA life.
- **FlexDrill 1.0™** software enables maximization of ROP allowing the automated drilling control system to achieve the ideal mechanical specific energy (MSE) at the bit.
- **FlexGuide™** helps to enable drilling of higher quality wellbores and contributes to increased accuracy by automating directional drilling decisions and survey correction.

FlexServices™ (services offered in US Land in addition to rig dayrate):

- Trucking
- Surface equipment
- Casing running tool services
- Pipe rental

© HELMERICH & PAYNE, INC. 2019

19

AutoSlide
The Next Evolutionary Step in Drilling Automation

- Uses **machine learning** and **automation** to interface with **FlexRig** control systems to perform slide drilling automatically via computer control (vs. traditional human control)
- Single button execution - fully autonomous sliding with no human intervention
- Follows instructions provided by **Motive's Bit Guidance System®**, standardizing high quality well paths
- Searches for optimal parameters in real-time to help increase ROP and accuracy and adapts to different downhole formations and tools dynamically
- **AutoSlide** has been running on **H&P FlexRigs** in the Midland Basin over the past year; recently deployed in the Eagle Ford, Scoop/Stack and Bakken, next to the Delaware Basin
- **AutoSlide now commercial**; replaces third party directional drillers that costs E&Ps ~$2,000/day and provides more consistency and higher quality wellbores



sss509.motivedrilling.com
sss515.motivedrilling.com
63.59 ft
Speeding
Config
Sliding
0.96 ft
Steering
Depth
ROP
WOB
DIF
On
Bottom
Ready
MWD
Zeroed
Pumps
MIC
PD ctrl
Toolface
Current Toolface vs Target Toolface
Target TF
2.09
TF Score
87.00
AD Stability
0.06
TF Mean
9.18
55.95
94.30

20

Value Driven AutomationTM Converting Art to Science  Through acquisitions and internal R&D, H&P has developed an Autonomous Drilling PlatformTM that optimizes and automates total well execution  All technologies are not created equal  H&P solutions not only use machine learning to drive economic-based decision making in real time, but also automate the rig with single button execution enabling removal of third party directional drillers and other personnel from the rig site  Competing technologies provide advisory software output or limited automation while still requiring continuous human engagement either at rig site or remotely  Adoption of new technologies requires change management  Use of technology is an investment in the well that can reduce our customers’ total cost of the ownership and increase production results over the lifetime of the well  HPT technologies are addressing the evolving challenges within the E&P industry; from extended reach lateral drilling, to managing capital certainty, to reducing wear and increasing reliability of downhole drilling tools, and now to less tortuous wells, frac hits and stranded reserves – HPT technologies address these challenges and helps mitigate these risks 21

Opportunistic International Growth  Important line of business for H&P • 8% of company’s total active rig count • Adds diversification, long-term contracting and growth opportunities, especially with unconventional shale growth  International business has historically had a different value proposition/contracting environment compared to U.S. • Activity tends to lag U.S. market • Maintain financial discipline in order to provide highest level of value to H&P shareholders • Expect long-term contracts with dayrates commensurate with costs/risks  South America and Middle East • South American opportunities include Argentina and Colombia • H&P has approximately 20%* of the active rigs in Argentina – Deployed first super-spec FlexRig from U.S. to Argentina in Q3FY19 • Recently put another rig to work in Bahrain  Unconventional Drilling Expansion • H&P is well positioned to take its unconventional drilling industry leadership and technology internationally * Source: TPH, Raymond James, Spears & Associates, Baker Hughes Rig Data, Company Data © HELMERICH & PAYNE, INC. 2019 22

Established Offshore Business  Legacy Gulf of Mexico business for H&P • Drilling offshore since 1968 • Assets consist of platform drilling rigs • Today requires relatively little capex • Yields free cash flow supporting other segments  Long operational track record  Niche business line in the Gulf of Mexico with few competitors  Maintain utilization and cash flows © HELMERICH & PAYNE, INC. 2019 23

Strong Financial Foundation & Returns Total-Debt-to-Total-Capitalization Ratio1 Dividends Paid (Fiscal 2009 – Current) $350 ~$2 billion returned to shareholders in the HP No debt maturity until fiscal 2025 form of dividends during the past 10 years $300 $250 PTEN $200 $150 PDS $100 Dividends Paid $Millions Paid Dividends $50 NBR $0 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 0% 10% 20% 30% 40% 50% 60%  Solid balance sheet stewardship with lowest debt load among peers  Free cash flow available to both invest and return to shareholders  Investment grade rating of BBB+/Baa12 Source: Company Filings. Total-Debt-to-Total Capitalization as of June 30, 2019. 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. 2. Ratings by Standard & Poor’s and Moody’s, respectively. © HELMERICH & PAYNE, INC. 2019 24

Strong Term Backlog Term Contract Status – H&P Global Fleet U.S. Land Term Contract Revenues Rigs Under 137.9 120.6 91.7 76.5 62.1 44.1 18.9 11.0 10.0 Term Contracts Source: Company Filings © HELMERICH & PAYNE, INC. 2019 25

Free Cash Flow Generation Snapshot

Super-Spec Investments Provide Solid Footing

Estimate of Cash Flow Generated per Active U.S. FlexRig

	~204* Avg. Active rigs
Revenue/day*	$25,500
Opex/day*	($14,600)
SG&A/day *($200MM per annum)*	($2,664)
Int. Exp/day *($23MM per annum)*	($310)
Capex/day *(Maint. $1MM per rig per annum)*	($2,717)
Dividend/day *($310MM per annum)*	($4,139)
Cash generated/day	**$1,070**
Culumative Cash per Qtr.	**~$20MM**

- **H&P** has invested in U.S. Land super-spec upgrades which are the highest utilized rig class
- Using current quarter Revenue and Opex guidance, the U.S. Land segment alone generates sufficient cash flow to cover company-wide SG&A and Int. Exp., the high end of our maintenance capex guidance, and our long-standing dividend
- Free cash flow and returns to shareholder unmatched among land drilling peers

* Based on guidance for the 4th fiscal quarter of 2019

Note: Above illustration includes U.S. Land business only and does not include contributions from HPT, International, or Offshore businesses.

© HELMERICH & PAYNE, INC. 2019

26

Why H&P in Current Market Conditions?  U.S. Land industry leader with dominant position  Important to be adaptable in volatile markets  Majority of rig releases during 2019 have been related to E&P budgeted rig demand and not dayrate pricing levels  H&P rig count expected to decline sequentially in fourth fiscal quarter of 2019 and should exit at the low end of the 193-203 rig range  Investments in leading technological software-based solutions provide value to customers  Motive – wellbore quality  MagVAR – wellbore placement/accuracy  FlexApps – drilling efficiency  AutoSlide – drilling automation  Long-term stock performance and credit profile supported by operational excellence, financial strength and technological innovations  Fiscal discipline leads to superior returns, strong balance sheet and ability to return cash to shareholders  Company has a long-term orientation and commitment to the dividend; we are approaching our Centennial Anniversary in 2020 © HELMERICH & PAYNE, INC. 2019 27

Helmerich & Payne, Inc. Thank you for your interest in H&P.  Our stock is traded on the NYSE, ticker symbol ‐ HP For more information please visit our website at www.hpinc.com or contact: Dave Wilson, CFA, CPA Director of Investor Relations 918‐588‐5190, investor.relations@hpinc.com